SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2005

Sharper Image Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-15827	94-2493558
(Commission File Number)	(IRS Employer Identification No.)

650 Davis Street, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 445-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 10, 2005 Sharper Image Corporation (“Company”) issued a press release providing its outlook for the Company’s fiscal year ended January 31, 2006. A full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release announcing the Company’s outlook for the fiscal year ended January 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPER IMAGE CORPORATION

Date: February 11, 2005	By:	/s/ Tracy Y. Wan
Tracy Y. Wan
President and Chief Operating Officer